SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 2, 2004

Commission File No. 1-9158

MAI SYSTEMS CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	22-2554549
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

26110 Enterprise Way Lake Forest, California 92630
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 598-6000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On December 2, 2004, our Board of Directors approved a proposal to implement a 1:150 reverse stock split (“Reverse Stock Split”) based upon a recommendation from an independent Special Committee of our Board established by our Board.  The purpose of the Reverse Stock Split is to position ourselves to terminate the registration of our common stock under Section 12(g) of the Securities Exchange Act of 1934 (“Exchange Act”) and our periodic reporting obligations under Section 13 of the Exchange Act (“Registration and Periodic Reporting Obligations”) so that we may continue future operations as a private company, thereby relieving us of the costs, administrative burdens and competitive disadvantages associated with operating as a public company. We intend to accomplish this purpose by reducing the number of holders of record of our common stock to fewer than 300 by cashing out the fractional shares that would otherwise result from the Reverse Stock Split.

The terms of the Reverse Stock Split require that the fourth and fifth articles of our Amended and Restated Certificate of Incorporation be amended to effectuate the Reverse Stock Split and reduce the number of authorized shares of our common stock from 99,000,000 to 666,667 (the “Amendment”).

We intend to submit the Reverse Stock Split and the Amendment to the record holders of a majority of our outstanding common stock as of December 30, 2004 for their approval by written consent. We are required to file a Schedule 13E-3 Transaction Statement and an Information Statement with the United States Securities and Exchange Commission (the “Commission”) describing the Reverse Stock Split in detail.  Following any review by the Commission, we plan to disseminate the Information Statement to stockholders of record as of the record date and to file the Amendment with the Delaware Secretary of State.

We are unable to determine the exact effective date of the Reverse Stock Split at this time but believe that it will be before the end of the first quarter of 2005.  Our Board of Directors has reserved the right to abandon the Reverse Stock Split at any time prior to the effective date if it determines this is in the best interests of our stockholders.  We anticipate that our Registration and Periodic Reporting Obligations will cease upon our filing of a Form 15 with the Commission following the effectiveness of the Reverse Stock Split.

Our common stock is presently traded on the OTC Bulletin Board. Following the Reverse Stock Split, our common stock will not qualify to be traded on any automated quotation system operated by a national securities association and will no longer be traded on the OTC Bulletin Board.  Our common stock may be eligible to trade in the “Pink Sheets,” however we have no present plans to apply for our common stock to be traded in the Pink Sheets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAI SYSTEMS CORPORATION
(Registrant)

Date: December 2, 2004	/s/ W. Brian Kretzmer
W. Brian Kretzmer
Chief Executive Officer and President
(Chief Executive Officer)